EXHIBIT 10.8.2

                      AMENDMENT NUMBER FIVE
                               TO
           THE COCA-COLA COMPANY COMPENSATION DEFERRAL
                                &
                       INVESTMENT PROGRAM

Pursuant to the power vested in The Coca-Cola Company
Compensation Deferral & Investment Program Committee (the
"Committee") to amend or terminate The Coca-Cola Company
Compensation Deferral & Investment Program (the "Program"), the
Committee hereby amends the Program effective January 1, 1998 as follows:

     1. Section 2.9, INTEREST CREDIT PERIOD, is amended and restated in its entirety to read as follows:

          "2.9 INTEREST CREDIT PERIOD means

               (a) the 12 consecutive month period which begins on November 1, 1986 and each 12 consecutive month period which begins on each November 1 thereafter, through the period which begins on November 1, 1996;

               (b) the 2 consecutive month period which begins on November 1, 1997; and

               (c) each calendar month which begins on or after January 1, 1998."

     2. Section 2.12, PROGRAM RATE, is amended and restated in its entirety to read as follows:

          "2.12     PROGRAM RATE - means the interest credit rate
          in effect for each Interest Credit Period, which rate shall equal

               (a)  for Interest Credit Periods beginning before
               January 1, 1998, the greater of

                    (i) 16% per annum, or

                    (ii) the annual rate determined by the
                    Committee based on the average interest rate reported by the Moody's Investors Service as in effect on the first business day of each calendar month for the corporate investment grade level of bond issues selected by the Committee for the 12 consecutive month period ending on April 30

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                    which immediately precedes the beginning of
                    such Interest Credit Period plus 8 percentage points; and

               (b) for Interest Credit Periods beginning on or after January 1, 1998, 14% per annum.

     IN WITNESS WHEREOF, the Compensation Deferral & Investment
     Program Committee has caused this Amendment to the Program to be executed this 23rd day of December, 1997.

                              THE COCA-COLA COMPANY
                              COMPENSATION DEFERRAL &
                              INVESTMENT PROGRAM COMMITTEE



                              By: /s/ Michael W. Walters
                                      Chairman




/s/ James E. Chestnut


/s/ C. Ron Cheeley